                                 Exhibit 99.3
               Unaudited Pro Forma Combined Financial Statements
                           as of December 31, 1996,
                     Giving Effect to the Landmark Merger

   New Hampshire Thrift Bancshares, Inc. and Landmark Bank
   Pro Forma Combined Financial Statements

   AS OF DECEMBER 31, 1996 AND THE YEAR THEN ENDED


On January 22, 1997, under an agreement and plan of reorganization ("agreement") dated July 26, 1996, by and among Landmark Bank ("Landmark"), New Hampshire Thrift Bancshares, Inc. ("NHTB"), and Lake Sunapee Bank, fsb, ("Bank"), Landmark was merged with and into the Bank. Shares of the common stock of NHTB were issued, or cash was paid to the holders of Landmark common stock. The following unaudited pro forma condensed combined balance sheet is as of December 31, 1996 and the unaudited pro forma condensed combined statement of income is for the year ended December 31, 1996. The balance sheet as of December 31, 1996 gives effect to the agreement assuming the merger had occurred as of December 31, 1996. The income statement gives effect to the agreement assuming the merger occurred at the beginning of the year. The pro forma information is based on historical financial statements, giving effect to the merger under the purchase method of accounting.

                                 NHTB-LANDMARK

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS

                               December 31, 1996

                                                                       Landmark                               NHTB
                                                       -----------------------------------------  --------------------------
                                            NHTB                       Pro Forma                    Pro Forma      Pro Forma
                                        (Historical)  (Historical)    Adjustments    Pro Forma     Adjustments      Combined
                                        ------------  ------------   ------------    ----------   --------------   ---------
                                                     (Dollars in thousands, except per share data)

Assets:
Cash and due from banks ..............    $    5,869       $  1,934   $                 $  1,934   $  (2,273)(b)   $    5,530
Federal funds sold ...................         5,134            965                          965                        6,099
Securities available-for-sale ........        24,951          1,796                        1,796                       26,747
Securities held-to-maturity ..........           340          3,800                        3,800                        4,140
Other investments ....................         2,308                                                                    2,308
Loans held-for-sale ..................           746                                                                      746
Loans receivable, net ................       215,154         41,907                       41,907                      257,061
Bank premises and equipment, net .....         5,104          2,587                        2,587                        7,691
Investment in real estate ............           619            115                          115                          734
Real estate owned and property .......
    acquired in settlement of loans ..           723                                                                      723
Nonaccrual loans .....................           849                                                                      849
Accrued interest receivable ..........         1,354            252                          252                        1,606
Goodwill .............................                                                                  3,427(b)        3,427
Deferred income taxes ................                          457                          457                          457
Other assets .........................         1,234            663                          663        (458)(b)        1,439
                                          ----------       --------   -----------       --------   ----------      ----------
       Total assets ..................    $  264,385       $ 54,476   $                 $ 54,476   $      696         319,557
                                          ==========       ========   ===========       ========   ==========      ==========

Liabilities and Shareholders' Equity:
Liabilities:
Deposits .............................    $  213,959       $ 50,406   $                 $ 50,406   $                  264,365
Repurchase Agreements ................         8,663            275                          275                        8,938
Borrowed funds .......................        20,174                                                                   20,174
Other liabilities ....................         2,396            514                          514                        2,910
                                          ----------       --------   -----------       --------   ----------      ----------
Total liabilities ....................       245,192         51,195                       51,195                      296,387
                                          ----------       --------   -----------       --------   ----------      ----------
Shareholders' equity:
Preferred stock ......................           ---          1,094       (1,094)(a)
Common stock .........................            21            354           119(a)         473         (473)(d)
                                                                                                            3 (c)          24
Additional paid-in capital ...........        13,242          2,826           975(a)       3,801       (3,801)(d)
                                                                                                        3,974 (c)      17,216
Retained earnings (deficit) ..........         8,437           (836)                        (836)         836 (d)       8,437
Unrealized net loss on securities
    available-for-sale ...............          (127)          (157)                        (157)         157 (d)        (127)
                                          ----------       --------   -----------       --------   ----------      ----------
                                              21,573          3,281                        3,281          696          25,550
Treasury stock .......................        (2,380)                                                                  (2,380)
                                          ----------       --------   -----------       --------   ----------      ----------
Total shareholders' equity ...........        19,193          3,281                        3,281          696          23,170
                                          ----------       --------   -----------       --------   ----------      ----------
Total liabilities and shareholders'
    equity ...........................    $  264,385       $ 54,476   $                 $ 54,476   $      696      $  319,557
                                          ==========       ========   ===========       ========   ==========      ==========
Number of common shares
    outstanding ......................     1,704,982        354,138                      473,472                    2,027,984
                                          ==========       ========   ===========       ========                   ==========
Common shareholders' equity per
    share ............................    $    11.26       $   6.18   $                 $   6.93                   $    11.43
                                          ==========       ========   ===========       ========                   ==========

        See Notes to Pro Forma Combined Condensed Financial Statements.

                                NHTB - LANDMARK
            UNAUDITED PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                     For the Year Ended December 31, 1996


                                                                               NHTB        Landmark     Pro Forma          NHTB
                                                                           (Historical)  (Historical)  Adjustments       Pro Forma
                                                                           ------------  ------------  -----------      -----------

                                                                                (Dollars in thousands, except per share data)
Interest and dividend income:
  Interest on loans ....................................................    $   16,776      $  4,011   $               $    20,787
  Interest and dividends on securities and federal funds sold ..........         1,928           648                         2,576
                                                                            ----------      --------   -----------     -----------
      Total interest and dividend income ...............................        18,704         4,659                        23,363
                                                                            ----------      --------   -----------     -----------
Interest expense:
  Interest on deposits .................................................         8,686         2,717                        11,403
  Interest on borrowed funds ...........................................         1,638             8                         1,646
                                                                            ----------      --------   -----------     -----------
      Total interest expense ...........................................        10,324         2,725                        13,049
                                                                            ----------      --------   -----------     -----------
      Net interest and dividend income .................................         8,380         1,934                        10,314
Provision for loan losses, net .........................................         1,661           361                         2,022
                                                                            ----------      --------   -----------     -----------
      Net interest and dividend income after provision for loan losses           6,719         1,573                         8,292
Non-interest income ....................................................         1,923           401                         2,324
Non-interest expense ...................................................         7,745         2,633           228 (e)      10,606
                                                                            ----------      --------   -----------     -----------
Income before income tax ...............................................           897          (659)         (228)             10
Income tax expense (benefit) ...........................................           286          (155)                          131
                                                                            ----------      --------   ----------- (f) -----------
Net income .............................................................    $      611      $   (504)  $      (228)    $      (121)
                                                                            ==========      ========   ===========     ===========
Weighted average number of common shares outstanding ...................     1,722,983       354,138               (g) $ 2,055,559
                                                                            ==========      ========                   ===========
Earnings per common share ..............................................    $     0.35      $  (1.42)                  $     (0.06)
                                                                            ==========      ========                   ===========

      Landmark and NHTB combined pro forma per share information is calculated on the assumption that all shares of Landmark Preferred Stock will be converted into shares of Landmark Common Stock.

        See notes to Pro Forma Combined Condensed Financial Statements.

Notes to Pro Forma Combined Condensed Financial Statements:
Pro Forma adjustments:

a.      Conversion of all shares of Landmark preferred stock to Landmark common stock, $1 par value:
          Common stock shares, 119,334 at $1 par value, in thousands...............................    $     119
          Preferred stock balance, in thousands....................................................        1,094
                                                                                                       ---------
          Difference is paid-in capital, in thousands..............................................    $     975

b.      Computation of goodwill:
          Cost to NHTB to purchase Landmark common shares:
            Number of shares of Landmark common outstanding before pro forma.......................      354,138
            Add number of Landmark common shares to be issued for all preferred stock:
            59,667 preferred converted to common shares............................................      119,334
                                                                                                       ---------
            Pro forma number of shares of Landmark common outstanding..............................      473,472
            Pro forma number of shares of Landmark common stock to be issued the right to
              receive NHTB common stock 60%........................................................      284,083
            Pro forma number of shares of NHTB common shares to be issued:
            284,083 times 1.1707 ($14 divided by NHTB stock price).................................      332,576
            At fair value of $11.9587 per share, in thousands......................................    $   3,977
            Pro forma number of shares of Landmark common stock to be issued the right to
              receive cash 40%.....................................................................      189,389
            Cash to be paid at $12 per share, in thousands.........................................    $   2,273
            Direct acquisition costs, in thousands.................................................    $     458
            Total cost of purchase, in thousands...................................................    $   6,708
            Pro forma book value net worth of Landmark after fair value adjustments, if any,
              in thousands.........................................................................        3,281
                                                                                                       ---------
            Difference is goodwill, in thousands...................................................    $   3,427
                                                                                                       =========

c.      NHTB pro forma combined stockholders' equity:
            Common stock, 332,576 shares issued to Landmark common stockholders at $.01 par value,
              in thousands.........................................................................    $       3
            Net fair value of NHTB common stock issued.............................................        3,977
                                                                                                       ---------
            Difference is paid-in capital..........................................................    $   3,974
                                                                                                       =========

d.      Elimination of Landmark's stockholders' equity accounts
e.      Reflects the amortization of goodwill over a fifteen-year period
f.      Reflects the tax effect of the above adjustments, except goodwill, at 40%
g.      Weighted average number of shares of NHTB Common Stock outstanding January 1, 1996 to
            December 31, 1996......................................................................    1,722,983
              Add number of shares of NHTB Common Stock to be issued to Landmark shareholders......      332,576
                                                                                                       ---------
              Pro forma weighted average number of shares of NHTB Common Stock
              outstanding January 1, 1996 to December 31, 1996.....................................    2,055,559
                                                                                                       =========

                                      62